Corporate Presentation January 2023 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies, present data and clinical results or updates, and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527, PRT3645, PRT3789 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic, and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended September 30, 2022 and in our upcoming Annual Report on Form 10-K for the year ended December 31, 2022.

Prelude Therapeutics: Delivering Precision Medicines to Patients Large Commercial Opportunities Diversified Pipeline Exceptional Team Well Capitalized Powerful R&D Engine

Prelude Discovery and Development Engine: Positioned to Succeed R&D ENGINE DIFFERENTIATED PIPELINE APPROACH CDK9 inhibitor MCL1 inhibitor SMARCA2 degrader CDK4/6 inhibitor Internal Discovery Engine Clinical Development Expertise Target Mechanisms that drive meaningful benefit in patients with cancer Discover Optimized molecules that overcome the limitations of current treatments  Translate  Science into meaningful treatments for patients

Former CMO Former CEO General Partner Experienced Management Team: Proven Track Records Board of Directors Victor Sandor, MD Paul Friedman, MD CEO David Bonita, MD Julian C. Baker Managing Member Baker Brothers Investments Kris Vaddi, PhD Founder & Chief Executive Officer Mardi Dier Former CFO, CBO Former CFO  Andrew Combs, PhD Executive Vice President and Head of Chemistry Peggy Scherle, PhD Chief Scientific Officer Former CEO Martin Babler Jane Huang M.D. President and Chief Medical Officer Kris Vaddi, PhD Founder & Chief Executive Officer Laurent Chardonnet Chief Financial Officer

PROGRAM CANCER INDICATIONS  DISCOVERY IND ENABLING PHASE 1   PHASE 2/3 Anticipated Milestones PRT2527 (CDK9 Inhibitor) Selected solid and hematologic malignancies Report Clinical Data in Solid Tumors and Hematological Malignancies – 2023 PRT1419 (MCL1 Inhibitor)  Selected hematologic malignancies  and solid tumors Report Clinical Data in Solid Tumors and Hematological Malignancies – 2023 PRT3645 (Next Generation CDK4/6 Inhibitor) Selected Solid tumors Report Phase 1 Dose Escalation – 2023 Expansion Cohorts – 2024 PRT3789 (SMARCA2 Degrader) Multiple genomically-  selected cancers Report Phase 1 Dose Escalation – 2023 Expansion Cohorts – 2024 New Programs (Multiple targets) Selected solid and hematologic malignancies Selection of Development Candidate Prelude Precision Oncology Pipeline: Diversified and Differentiated

Differentiated Pipeline with Transformative Potential  Potentially Best-in-Class Selectivity Potential to avoid off-target toxicity and higher clinical activity Potent and Selective Degrader Potential to address major unmet need in biomarker-selected patients Optimized PK Profile Potential for maximal target engagement and improved cardiac safety Highly Selective Differentiated Metabolic Profile Potential for high tissue and brain penetration and better combinability CDK9 inhibitor MCL1 inhibitor SMARCA2 degrader CDK4/6 inhibitor

PRT2527 CDK9 Inhibitor

CDK9 Inhibition: Targeting Cancer by Regulating Oncogene Expression CDK9 regulates expression of several oncogenes that drive cancer cell growth and resistance (i.e. MYC, MYB, MCL1) Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability Improving the selectivity of CDK9 inhibitors may translate to better activity and safety SUPER ENHANCER RNA Pol II TSS MYC & MYB TARGET GENES mRNA

PRT2527: Potent and Highly Selective CDK9 Inhibitor Compound AZD4573 KB0742 VIP152** PRT2527 Biochemical* IC50 (nM) CDK9 1.9 483 16 0.95 Proliferation* IC50 (nM) 11 915 84 18 Plasma* IC50 (nM) 192 1056 923 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 23x >20x 371x 73x CDK2 35x >20x 147x 340x CDK3 2x >20x 37x 35x CDK4 53x >20x 38x 250x CDK5 37x >20x >600x >1000x CDK6 79x >20x 296x >1000x CDK7 150x >20x >600x >1000x Highly Selective, ATP Competitive CDK9 Inhibitor >100x 100-10x <10x *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay; **VIP151 was formerly BAY151 and licensed to Vincerx by Bayer

CDK9 inhibitor: PRT2527

Phase 1 Dose-Escalation Study in Advanced Solid Tumors

- Phase 1 dose escalation study of PRT2527 is ongoing and enrolling following tumor types
  - Selected sarcomas displaying a gene fusion
  - Castrate resistant prostate cancer
  - HR+ HER2- breast cancer
  - Non-small cell lung cancer
  - Solid tumors with MYC amplification
- Nine patients have been treated in the first three dose levels (3, 6 and 12 mg/m^2 I.V. weekly), with no dose-limiting toxicities and acceptable tolerability to date

- Dose-dependent inhibition of CDK9 transcription targets observed in PBMCs



Relative to pre-dose (%) Mean±SEM
100
80
60
40
20
0
pre-dose (%)
3 mg/m2
6 mg/m2
12 mg/m2
MYC
MCL1

ASH Annual Meeting 2022 Abstract No. 210

HR+ Hormone receptor positive; HER2- Human epidermal growth factor negative

ClinicalTrials.gov Identifier: NCT05159518

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CDK9 Inhibitor: PRT2527

Phase 1 Studies in Solid Tumors and Hematologic Malignancies

Dose Escalation

PRT2527
Solid Tumors
N=11

→

Dose Confirmation

PRT2527
MYC Amplified or Overexpressed Solid Tumors,
Prostate Cancer
N=15

ClinicalTrials.gov Identifier: NCT05159518

Solid Tumor data in 1H 2023

Dose Escalation

PRT2527
Monotherapy
Aggressive B cell lymphomas (multiple types), follicular lymphoma, CLL/SLL/Richters, MCL

→

Dose Confirmation

PRT2527
N=30

RP2D in hematological malignancies 2H 2023
Initial clinical data in 2H 2023

Solid Tumors

- Dose dependent increases in exposure and target engagement observed in Phase 1
- Clinical MYC and MCL1 depletion to levels consistent with tumor regression in preclinical models
- Generally well tolerated

Hematologic Malignancies

- ASH 2022 preclinical oral presentation
- CDK9 as a target externally validated in aggressive lymphoma and other heme malignancies

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CDK9 Inhibitor Differentiation and Market Opportunity Potential for Improved Safety Based on Best-in-Class Kinome Selectivity PRT2527 is a highly potent CDK9 inhibitor with best-in-class kinome selectivity compared to competitor compounds Optimized PK profile to maximize therapeutic window Well-tolerated in GLP preclinical studies at doses exceeding those required for efficacy High levels of inhibition of CDK9 dependent genes in Phase 1  Market Opportunity CDK9 inhibitors in CLL, Mantle cell lymphoma, and DLBCL may address areas of high unmet need There are ~ 50,000 DLBCL patients , 55,000 CLL patients, and 25,000 mantle cell patients treated each year in the US CDK9 inhibitor MCL1 SMARCA2 CDK4/6

PRT1419 MCL1 Inhibitor

MCL1 inhibition: Targeting Cancer Cell Survival MCL1 is a member of the BCL2 family of inhibitors of apoptosis Established resistance mechanism to the BCL2 inhibitor Venetoclax Prolonged depletion of MCL1 is undesirable and may be associated with cardiac toxicity Optimizing the PK profile of an MCL1 inhibitor may maximize the therapeutic window Mechanism

PRT1419: Potent MCL1 Inhibitor with Strong Preclinical Activity as Monotherapy and in Combination Monotherapy Combination Robust monotherapy activity also seen in models of DLBCL & MM Proliferation IC50 (nM) Whole Blood IC50 (nM) AMG176 150 1800 AZD5991 31 320 MIK665 4.5 430 PRT1419 80 210 Prelude compounds are competitive inhibitors of BIM binding

MCL1 inhibitor: PRT1419

Phase 1 Study in Hematologic Malignancies

Dose Escalation		Dose Confirmation
PRT1419 Monotherapy	→	AML/MDS/CMML CLL/SLL FL/MZL/MCL **N=24-30**
PRT1419 Combination	→	PRT1419+Aza: AML/MDS/CMML PRT1419+Ven: AML/MDS/CMML PRT1419+Ven: MCL **N=24-30**

RP2D in heme monotherapy expected 2H 2023
Initial clinical data in 2H 2023

- In the solid tumor PRT1419 dose escalation Phase 1, 26 patients have been treated and 15 patients @ RP2D
- No cardiac toxicity seen @ RP2D as measured by ejection fraction decline/troponin elevation
- Solid tumor data to be presented 1H 2023
- Upregulation of MCL1 is a mechanism of resistance to BCL2 inhibition, particularly in CLL and AML; Strong preclinical hypothesis in heme[1]

ClinicalTrials.gov Identifier: NCT05107856

[1] Ong et al. Cancer Drug Resist 2022;5:380-400

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MCL1 Inhibitor Differentiation and Market Opportunity

Optimized PK Profile to Achieve Desired Target Engagement

- PRT1419 is a **highly potent and selective** MCL1 inhibitor
- Designed to have a PK profile with **high clearance** to provide desired target engagement with **improved safety**
- **No cardiotoxicity or troponin changes** in GLP preclinical studies at doses exceeding those required for efficacy
- **No evidence of cardiotoxicity** in the solid tumor Phase 1 at the recommended Phase 2 dose


CDK4/6
MCL1 Inhibitor
SMARCA2
CDK9

Market Opportunity

- AML, MDS, CLL, MCL patients need additional treatment options
- There are ~ 37,000 AML patients , 55,000 CLL patients, and 25,000 mantle cell lymphoma patients treated each year in the U.S.

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PRT3645 CDK4/6 Inhibitor

CDK4/6 Inhibition: Targeting Cancer Through Cell Cycle Regulation Mechanism Validated mechanism with approval of CDK4/6 inhibitors in HR+ breast cancer Resistance mechanism to other targeted therapies including KRAS G12C inhibitors Current CDK4/6 inhibitors limited by poor tolerability and lack broad tissue penetration Next generation CDK 4/6 inhibitor with improved tolerability and tissue penetrance could translate into activity in areas of unmet need beyond HR+ breast cancer Sequential use of CDK 4/6 inhibitors in breast cancer may also improve outcomes

CDK 4/6 inhibitor PRT3645 Improved Tissue Penetration and Robust Activity in Preclinical Models PRT3645 demonstrates higher brain penetration than approved CDK4/6 inhibitors PRT3645 shows robust activity in vivo as monotherapy and in combination U87 glioblastoma model MCF7 breast cancer model

Novel Combinations to Extend the Potential of CDK4/6 Inhibition H2122 NSCLC Model *** DFBM-355 PDX model of ER+/HER2+ Breast Cancer PRT3645 significantly enhances the activity of KRAS G12C inhibitor in NSCLC models and with HER2 kinase inhibitor in ER+/HER2+ BC models

CDK4/6 Inhibitor: PRT3645 Phase 1 Study in Solid Tumors A differentiated and highly brain penetrant CDK4/6 inhibitor Potential to extend the reach of CDK4/6 inhibition beyond HR+ breast cancers, for which the first generation CDK4/6 inhibitors were approved PRT3645 Biomarker enriched patients with select tumor types including sarcomas, mesothelioma, gliomas, head and neck cancers and non-small cell lung cancer, in addition to breast cancer with or without brain metastases Dose Escalation and Confirmation ClinicalTrials.gov Identifier: NCT05538572 Initial clinical data in 2H 2023 RP2D in solid tumors in 2H 2024

CDK4/6 Inhibitor Differentiation and Market Opportunity Deep Tissue Penetration with Potential for Activity in Areas of Unmet Need  PRT3645 is a highly potent and selective CDK4/6 inhibitor Optimized to demonstrate deep tissue penetration including brain penetrance Improved metabolism profile to allow for combination treatment in diseases beyond breast cancer Reduced toxicity in preclinical GLP studies with potential for improved tolerability in the clinic Market Opportunity: Breast cancer patients may benefit from sequential CDK 4/6 inhibitors treatment There are estimated to be 65,000 breast cancer patients treated with CDK 4/6 inhibitors in 2023 in the U.S. Other solid tumors  (lung cancer, glioma, HER2+ breast cancer) may demonstrate activity in combination  MCL1 CDK9 SMARCA2 CDK4/6 Inhibitor

PRT3789 SMARCA2 Degrader

Targeting SMARCA2 (BRM): Leveraging Synthetic Lethality The chromatin remodeling (SWI/SNF) complex is frequently mutated in cancer making it a potential therapeutic target Activity of the SWI/SNF complex requires either SMARCA4 (BRG1) or SMARCA2 (BRM) Loss of SMARCA4 (BRG1) through mutation leads to dependency on SMARCA2 (BRM) Subsets of solid tumors express SMARCA4 (BRG1) mutations Selectively inhibiting SMARCA2 (BRM) offers an attractive approach to target SMARCA4 (BRG1) mutant tumors Mechanism

SMARCA4 Mutations in NSCLC: An Opportunity with No Approved Therapies

SMARCA4 Deletion – A Novel Biomarker for NSCLC


Targets for Approved Drugs
SMARCA4
KRAS
EGFR
ALK
MET
ERBB2
BRAF
ROS1
RET
Number of Samples: 19848

Fernando et al. Nature Communications 2020

SMARCA4 Prevalence across selected Solid Tumors

Indication	Any SMARCA4 Mutation[1]
NSCLC	10.0%
Esophageal	8.0%
Gastric (stomach adeno)	8.3%
Skin (invasive and in situ melanoma)*	21.0%
Endometrial (uterine corpus)	13.3%
Squamous cell lung	7.7%
Urinary (bladder)	9.0%
Colorectal	6.0%
Pancreatic	2.9%
Melanoma (invasive)	8.7%

1.cBioPortal; FoundationCore; 2.SMARCA4 LOF mutations included homozygous missense, hotspot mutations with LOF, and damaging mutations; 3.SEER 2022; Globocan; * Source: American Cancer Society – Cancer Facts & Figures 2022

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PRT3789: Potent and Selective SMARCA2 Degrader with *In Vivo* Activity

Robust Tumor Growth Inhibition of SMARCA4 mutated but not WT Xenograft



Vehicle
PRT3789
Tumor volume (mm3)
1800
1600
1400
1200
1000
800
600
400
200
0
0 4 8 12 16 20 24 28
Days of dosing
SMARCA4 mutant



Vehicle
PRT3789
Calu-6 tumor volume (mm3)
600
400
200
0
0 2 4 6 8 10 12 14
Days of dosing
SMARCA4 WT

Significant Degradation of SMARCA2 Protein but not SMARCA4 in Preclinical Models



Male
Vehicle
Low Dose
Mid Dose
High Dose
SMARCA2
SMARCA4
LAMIN B1
Female
SMARCA2
SMARCA4
LAMIN B1

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SMARCA2 Degrader: PRT3789 Phase 1 Study in Solid Tumors SMARCA2 inhibition has the greatest potential in patients with SMARCA4 deficient cancers, including approximately 5-10% of all non-small cell lung cancers SMARCA2 degradation to be evaluated in Phase 1 Study population: advanced, recurrent, or metastatic disease, with loss of SMARCA4 due to truncating mutation and/or deletion Biomarker selected by local NGS or IHC in tumor tissue or blood HR+ and HER2-negative or HR+ and HER2+breast cancer Recurrent GBM (IDH wild type) or CDKN2A/B homozygous deleted IDH-mutant astrocytoma KRAS-mutant NSCLC CDK pathway alternation in any of the following tumor types: malignant mesothelioma, HPV-negative HNSCC (including oral cavity, oropharynx, hypopharynx, and larynx), sarcoma, or NSCLC ClinicalTrials.gov Identifier: NCT05538572 PRT3789 Solid Tumors with loss of SMARCA4 Backfill: up to 10 participants with a minimum of 6 NSCLC participants with loss of SMARCA4 Dose Escalation and Confirmation IND cleared Q4 2022 Provide Clinical update 2H 2023

SMARCA2 Differentiation and Market Opportunity Potential First-in-Class SMARCA2 (BRM) Targeted Protein Degrader PRT3789 is a potent and highly selective first-in-class SMARCA2 Degrader Designed to achieve the requisite high selectivity for SMARCA2 over the related isoform, SMARCA4, through a targeted protein degrader approach Improved tolerability compared to non-selective SMARCA2 inhibition Robust efficacy in SMARCA4 mutant preclinical models, providing clear patient selection strategy in the clinic Market Opportunity: 70,000 patients with SMARCA4 mutation in the US/EU5 SMARCA2 Degrader

Prelude Therapeutics:  Key Takeaways and Reasons to Invest Confidential Current cash runway expected through Q4 2024 Potentially first-in-class SMARCA2 degrader program with a significant lead over competitors and offers transformational potential for the company Opportunity to drive programs to key inflection points in the next 12 – 24 months Emerging clinical data on CDK9 and MCL-1 programs demonstrate the potential for class-leading opportunities -CDK9 as a target externally validated in DLBCL with significant clinical and commercial potential Deep clinical pipeline with unique and potentially best-in-class or first-in-class molecules

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We Continue to Advance our Pipeline of Highly Innovative Oncology Medicines

PROGRAM		2022 ACHIEVEMENTS	2023 MILESTONES
PRT2527	CDK9	• Phase 1 dose escalation completed; RP2D solid tumors anticipated in early 2023 • Dose dependent target engagement and exposure observed • No adverse events leading to discontinuation observed • Oral presentation on preclinical hematologic malignancies at ASH 2022	• Present solid tumor data in 1H • RP2D in solid tumors in early-2023 • RP2D in hematological malignancies in 2H • Present initial clinical data for hematological malignancies in 2H
PRT1419	MCL1	• Solid tumor RP2D determined • No cardiac toxicity observed in patients @ RP2D (as measured by ejection fraction decline/troponin elevation) • Clinical markers of MCL-1 inhibition demonstrated	• Present solid tumor data in 1H • RP2D in hematological malignancies in 2H • Present initial clinical data for hematological malignancies in 2H
PRT3645	CDK4/6	• IND filed and accepted • FPI for Phase 1	• Present initial clinical data in 2H
PRT3789	SMARCA2	• IND application filed and accepted	• Initiate Phase 1 in 1Q • Provide Clinical update 2H

Confidential
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